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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported): OCTOBER 13, 1998
                                                         ----------------

                         SARATOGA BEVERAGE GROUP, INC.
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             (Exact name of registrant as specified in its charter)


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   DELAWARE                       33-62038NY                   14-1749554
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(State or other                (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)
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              11 GEYSER ROAD
         SARATOGA SPRINGS, NEW YORK                               12866
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  (Address of principal executive offices)                     (Zip Code)
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                                 (518) 584-6363
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              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

                  Saratoga Beverage Group, Inc. (the "Registrant") has entered into a Restated Agreement and Plan of Merger dated as of October 13, 1998 (the "Merger Agreement") with The Fresh Juice Company, Inc. ("Fresh Juice") and a wholly-owned subsidiary of the Registrant, Rowale Corp., pursuant to which Rowale Corp. will be merged with and into Fresh Juice (the "Merger"). Subsequent to the Merger, Fresh Juice will be a wholly owned subsidiary of the Registrant. On August 17, 1998, the Registrant previously announced a proposed merger with Fresh Juice pursuant to which the Registrant was to purchase the shares of Fresh Juice common stock, par value $0.01 per share, for a per share purchase price of $3.35 in cash. In September 1998, the proposed merger was restructured to reflect the Registrant's desire to deleverage the acquisition given current market conditions. Pursuant to the terms of the Merger Agreement, the Registrant will purchase the shares of Fresh Juice's common stock, par value $.01 per share, for a per share purchase price of $2.244 in cash and 0.33 shares of the Registrant's Class A common stock, par value $0.01 per share.

                  Pursuant to the terms of the Merger Agreement, Steven Bogen, Chief Executive Officer of Fresh Juice, will become a member of the Board of Directors of the Registrant. Mr. Bogen will also become a consultant to the Registrant following the Merger and resign from his current positions with Fresh Juice. On October 13, 1998, Anthony Malatino, a former director of the Registrant, Robin Prever, the President and Chief Executive Officer of the Registrant, and Mr. Bogen entered into a Stockholder Agreement. Pursuant to the Stockholder Agreement, Mr. Malatino and Ms. Prever each agreed to vote all of his or her shares of the Registrant's common stock to elect, re-elect and prevent any purposed removal of Mr. Bogen as a member of Registrant's Board of Directors. Jeffrey Heavirland, in addition to his current responsibilities of Chief Executive Officer of The Fresh Juice of California, Inc. d/b/a Hansen's Juice Company, a subsidiary of Fresh Juice, will become an officer of the Registrant.

                  Fresh Juice and the Registrant have also entered into a Restated Voting, Standstill and Proxy Agreement dated as of October 13, 1998 (the "Voting Agreement") whereby certain stockholders who are directors, officers or substantial stockholders of the Registrant, and collectively own approximately 56.8% of the voting power of the common stock of the Registrant, have agreed to vote in favor of the issuance of the Registrant's Class A common stock in connection with the Merger. The Voting Agreement expires if the Merger Agreement is terminated. The Registrant or its affiliates may acquire shares of Fresh Juice on the open market prior to the Merger.

                  In connection with the Merger, the Registrant has received a commitment letter from NationsBank, N.A. to provide the Registrant with senior debt financing (the "Financing"). The consummation of the transactions contemplated by the Merger Agreement is subject to several material conditions, including, among others, the consummation of the Financing and the

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approval of the Merger, the Merger Agreement and related transactions by the stockholders of Fresh Juice and the approval of the issuance of Saratoga's Class A common stock in connection with the Merger by the stockholders of Saratoga.

                  Although there can be no assurance that the Merger will be completed, the parties expect, subject to the satisfaction of all conditions, to consummate the Merger by December 31, 1998. Under certain conditions, if the Merger Agreement is terminated or the Merger is not consummated, either Fresh Juice or the Registrant, depending on the circumstances, may be entitled to a fee as liquidated damages.

                  This Current Report contains forward-looking statements which are based on the Registrant's and Fresh Juice's expectations and are subject to a number of risks and uncertainties, certain of which are beyond the Registrant's and Fresh Juice's control. Actual results could vary materially from expected results due to a variety of factors, including, but not limited to, the general performance of the economy, specifically as it affects the retail beverage industry; factors applicable to the Registrant and its business referred to in the Securities and Exchange Commission filings of the Registrant, particularly the Registrant's Annual Report on Form 10- KSB for the year ended December 31, 1997 and its Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1998 and June 30, 1998; and factors applicable to Fresh Juice and its business referred to in the Securities and Exchange Commission filings of Fresh Juice, particularly Fresh Juice's Annual Report on Form 10-KSB for the year ended November 30, 1997 and its Quarterly Reports on 10-QSB for the quarters ended February 28, 1998, May 31, 1998 and August 31, 1998.

                  The Registrant's October 14, 1998 press release, the Merger Agreement and exhibits thereto and the Voting Agreement each appears as an exhibit to this Current Report and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


EXHIBIT NO.    DESCRIPTION

2.1 Restated Agreement and Plan of Merger dated as of October 13, 1998 among Saratoga Beverage Group, Inc., Rowale Corp. and The Fresh Juice Company, Inc. and exhibits thereto.

10.1 Restated Voting, Standstill and Proxy Agreement dated as of October 13, 1998, among The Fresh Juice Company, Inc., certain stockholders of The Fresh Juice Company, Inc., Saratoga Beverage Group, Inc. and certain stockholders of Saratoga Beverage Group, Inc.

9.1            Press Release dated October 14, 1998.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SARATOGA BEVERAGE GROUP, INC.


                                         By: /s/ Robin Prever
                                            ---------------------------
                                             Robin Prever
                                             Chief Executive Officer


Date: October 22, 1998


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                               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION

2.1 Restated Agreement and Plan of Merger dated as of October 13, 1998 among Saratoga Beverage Group, Inc., Rowale Corp. and The Fresh Juice Company, Inc. and exhibits thereto.

10.1 Restated Voting, Standstill and Proxy Agreement dated as of October 13, 1998, among The Fresh Juice Company, Inc., certain stockholders of The Fresh Juice Company, Inc., Saratoga Beverage Group, Inc. and certain stockholders of Saratoga Beverage Group, Inc.

99.1           Press Release dated October 14, 1998.